SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                               September 25, 1997
                Date of Report (Date of Earliest Event Reported)


Headlands Mortgage Securities Inc. (as Sponsor under a Pooling and Servicing Agreement dated as of June 1, 1997 providing for the issuance of the Mortgage Pass-Through Certificates, Series 1997-3)


                       HEADLANDS MORTGAGE SECURITIES INC.
             (Exact Name of Registrant as Specified in Its Charter)



                  Delaware          333-16679-3                      68-0397342
        (State or Other          (Commission File Number)    (I.R.S. Employer )
  Jurisdiction of Incorporation)                             Identification No.


           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events

                  Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of its Mortgage Pass-Through Certificates, Series 1997-3 (the "Certificates").

                  The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement distributed to Certificateholders, dated September 25,
1997.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    October 7, 1997



                                                      HEADLANDS MORTGAGE
                                                      SECURITIES INC.



                                      By:  /s/ Gilbert J. MacQuarrie
                                               Gilbert J. MacQuarrie
                                               Vice President, Treasurer
                                                and Secretary
                                              (Principal Financial Officer and
                                                Principal Accounting Officer)




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                                  EXHIBIT INDEX



Exhibit Number                                                      Page Number

10.1 Monthly Payment Date Statement distributed to
Certificateholders, dated September 25, 1997..............................5